Segment Disclosures	6 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
Segment Disclosures	Segment Disclosures
Until the date of disposition of the Company's holdings in GEH Singapore, the Company had historically concluded that it had two operating segments and that these two operating segments each represented a reportable segment.
Subsequent to the disposition of GEH, the Company and the Company’s chief operating decision maker ("CODM"), which is its Chief Executive Officer, review the Company’s operations and manage its business as a single operating segment and reporting segment. The financial information provided to the CODM is presented in the same level of detail as the consolidated balance sheet and consolidated statement of operations included within this Form 6-K. The CODM uses net income to assess performance and make decisions regarding resource allocation for the Company.